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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report: June 14, 2000

                                    333-26943
                            (Commission File Number)


                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                   04-3084238
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
       of Incorporation)


                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                   62-1427775
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)


Tyson Place, Suite 200, 2607 Kingston Pike
              Knoxville, TN                             37919-4048
  (Address of Principal Executive Offices)              (Zip Code)


                                 (865) 329-5300
              (Registrant's Telephone Number, Including Area Code)



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                                    FORM 8-K
                                       OF
                              MOLL INDUSTRIES, INC.
                                       AND
                              ANCHOR HOLDINGS, INC.


ITEM 5.   OTHER EVENTS.

         Moll Industries, Inc., formerly known as Anchor Advanced Products, Inc. (the "Company"), and Anchor Holdings, Inc. have announced that the Company has commenced a tender offer for a portion of its outstanding $100 million principal amount of 11-3/4% Senior Notes due 2004 (the "Offer") and a consent solicitation relating to the Notes.

         In connection with the Offer, the Company is also soliciting consents to certain proposed amendments to the documents under which the Notes were issued.

         The Offer will expire at 5:00 p.m., New York City time, on July 11, 2000, unless extended.

         On June 13, 2000, the Company issued a press release relating to the commencement of the Offer. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

         (c)  Exhibits

     EXHIBIT NO.                    EXHIBIT

         99.1              Press Release of the Company, dated June 13, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOLL INDUSTRIES, INC.




Date: June 14, 2000                        By:  /S/ WILLIAM W. TEEPLE
                                              ---------------------------
                                                William W. Teeple
                                                Chief Financial Officer




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANCHOR HOLDINGS, INC.




Date: June 14, 2000                          By:  /S/ WILLIAM W. TEEPLE
                                                --------------------------
                                                  William W. Teeple
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

 EXHIBIT NO.             EXHIBIT

       99.1              Press Release of the Company, dated June 13, 2000.